UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2014

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Examples	7
Portfolio of Investments:
Money Market	9
Mid Cap Growth	14
Financial Statements:
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	22
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	44
Results of Special Shareholder Meeting	45
Trustee and Officer Information	46
Federal Tax Notice	53

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited)

Dear Shareholder:

The U.S. economy appeared to reach a turning point in 2014. Despite adverse winter weather stifling economic activity in the first quarter, gross domestic product (GDP) grew at an annualized rate of 4.6% in the second quarter and 5.0% in the third quarter, which marked the economy's strongest quarter since 2003.(i) (Fourth quarter GDP data was expected to be released on January 30, 2015, after the time of this writing.) The economy's livelier pace, together with further declines in the unemployment rate, low inflation and generally strong corporate earnings, bolstered investor optimism during the year, which helped the markets overcome bouts of volatility.

Disruptions ranging from geopolitical strife, sluggish economies overseas and uncertainties about the U.S. Federal Reserve's (Fed) timing of an interest rate hike weighed on the markets during the period. A surprisingly sharp decline in oil prices in the second half of the year resulted in a mixed outlook, with energy companies' profits expected to suffer, while consumers would likely benefit from lower gas prices.

Against this backdrop, stocks generally outperformed bonds for the year overall. The S&P 500 Index, a broad measure of the U.S. stock market, ended 2014 up 13.69%. By comparison, a broad bond market index, the Barclays U.S. Aggregate Bond Index, appreciated 5.97% for the same period.

Domestic Equity Overview

U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

Within the S&P 500 Index, utilities, health care, and technology were the best-performing sectors. Energy lagged the most and was the only sector with a negative return during the period. Telecommunication services and materials rounded out the bottom three performing sectors.

Fixed Income Overview

The bond market also gained in 2014. Yields were expected to rise in 2014 as the Fed wound down its stimulus. But anemic economic growth outside the U.S. prompted investors to seek the relative safety of

(i)  Source: Bureau of Economic Analysis, Dec. 23, 2014.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

U.S. government bonds, pushing prices up and yields down. As a result, the 10-year Treasury yield ended the period lower than where it began.

Investors' preference for longer-maturity and higher-quality issues helped the longer-dated U.S. Treasuries, municipal bonds and corporate issues perform well, while high yield corporates and short-dated Treasuries were among the weaker-performing segments of the fixed income market.

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. Throughout the year, the Fed continued to signal its intention to keep rates at currently low levels for a "considerable time," and maintained that language as it concluded its monthly bond purchases in October. However, the Fed's language shifted slightly after its December meeting, indicating that policy makers would remain "patient" in considering the timing of a fed funds target rate increase.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2014, Select Dimensions – Money Market Portfolio had net assets of approximately $43.7 million with an average portfolio maturity of 32 days. For the seven-day period ended December 31, 2014, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and -1.43% (non-subsidized) and a current yield of 0.01% (subsidized) and -1.44% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -1.02% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2014, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2014, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and -1.67% (non-subsidized) and a current yield of 0.01% (subsidized) and -1.69% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -1.27% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2014, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remain quite comfortable in our conservative approach to managing the Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2014, Select Dimensions – Mid Cap Growth Portfolio Class X shares produced a total return of 1.04%, underperforming the Russell Midcap® Growth Index (the "Index"), which returned 11.90%. For the same period, the Portfolio's Class Y shares returned 0.78%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2014
	1 Year	5 Years	10 Years	Since Inception*
Class X	1.04%	13.28%	9.64%	10.59%
Class Y	0.78%	13.00%	9.37%	4.78%

(1)  Ending value on December 31, 2014 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's overall underperformance relative to the Index was driven by stock selection. The largest detractor by far was stock selection in the IT sector. Holdings in internet software and services and in software were especially detrimental, with a global microblogging platform and a cyber security firm the two largest detractors in the Portfolio overall. These names were negatively affected by a broad sell-off in high growth and high multiple stocks during the spring, as well as by operating results that disappointed analysts' high expectations. While we continue to monitor the situations closely, we believe in these companies' long-term prospects.

Stock selection in the consumer discretionary sector also dampened relative results, driven primarily by unfavorable results in internet and catalog retail holdings. A daily deals and local advertising leader was the main detractor in the sector and third-largest detractor in the overall Portfolio. Disappointing operating results, the ouster of a senior executive in February, and the March-April sell-off in high-growth stocks weighed on the stock price during the year. We attribute the weakness to some mean reversion as well, as the stock was among the top contributors in the Portfolio in 2013.

Other positions contributed positively. The Portfolio's significant underweight position in energy, the worst-performing sector during the period, benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

Both an overweight position and stock selection in the health care sector also added to returns. The top two contributors to the Portfolio's overall performance during the period were a leader in genetic testing and analysis, whose stock price has benefited from its progress toward lowering the cost of genome mapping, and a surgical robotics systems maker, which performed well after it saw a surprising increase in procedure growth and shipments of a recently updated product.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ December 31, 2014 (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/14 – 12/31/14.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ December 31, 2014 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class X
Actual (0.01% return)	$1,000.00	$1,000.06	$1.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.20	$1.02
Class Y
Actual (0.01% return)	$1,000.00	$1,000.06	$1.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.20	$1.02

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.20% and 0.20% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.92% and 1.17% for Class X and Class Y shares, respectively.

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class X
Actual (1.08% return)	$1,000.00	$1,010.80	$6.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.31
Class Y
Actual (0.96% return)	$1,000.00	$1,009.60	$7.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.69	$7.58

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.24% and 1.49% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market

Portfolio of Investments ■ December 31, 2014

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (40.5%)
$9,000	ABN Amro Securities LLC, (dated 12/31/14; proceeds $9,000,055; fully collateralized by various U.S. Government agency securities, 2.21% - 7.00% due 12/15/26 - 12/01/44; valued at $9,270,000)	0.11%		01/02/15	$9,000,000
250	Barclays Capital, Inc., (dated 09/15/14; proceeds $250,884; fully collateralized by various Common Stocks and Convertible Bonds, 0.75% - 6.00% due 11/15/16 - 03/30/43; valued at $264,989) (Demand 01/02/15)	0.63	(a)	04/05/15	250,000
4,930	BNP Paribas Securities Corp., (dated 12/31/14; proceeds $4,930,019; fully collateralized by a U.S. Government agency security, 4.00% due 09/20/44; valued at $5,077,900)	0.07		01/02/15	4,930,000
250	BNP Paribas Securities Corp., (dated 12/31/14; proceeds $250,003; fully collateralized by various Common Stocks and Preferred Stocks; valued at $262,506)	0.20		01/02/15	250,000
250	Credit Suisse Securities USA, (dated 12/17/14; proceeds $250,199; fully collateralized by a Corporate Bond, 9.25% due 11/13/19; valued at $265,161)	0.61		02/02/15	250,000
750	Credit Suisse Securities USA, (dated 10/30/14; proceeds $751,251; fully collateralized by a Corporate Bond, 9.25% due 11/13/19; valued at $795,482)	0.63		02/02/15	750,000
250	ING Financial Markets LLC, (dated 11/03/14; proceeds $250,106; fully collateralized by a Corporate Bond, 1.63% due 05/15/18; valued at $267,392) (Demand 01/07/15)	0.21	(a)	01/15/15	250,000
250	ING Financial Markets LLC, (dated 11/14/14; proceeds $250,092; fully collateralized by a Corporate Bond, 1.63% due 05/15/18; valued at $267,392) (Demand 01/07/15)	0.22	(a)	01/13/15	250,000
250	ING Financial Markets LLC, (dated 12/12/14; proceeds $250,050; fully collateralized by a Corporate Bond, 1.63% due 05/15/18; valued at $267,392) (Demand 01/07/15)	0.23	(a)	01/12/15	250,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$250	ING Financial Markets LLC, (dated 12/31/14; proceeds $250,004; fully collateralized by a Corporate Bond, 10.75% due 06/15/58; valued at $271,753)	0.28%		01/02/15	$250,000
500	Merrill Lynch Pierce Fenner & Smith, (dated 12/24/14; proceeds $500,327; fully collateralized by various Common Stocks and Preferred Stocks; valued at $525,034) (Demand 01/02/15)	0.48	(a)	02/04/15	500,000
250	RBC Capital Markets LLC, (dated 12/15/14; proceeds $250,209; fully collateralized by various Corporate Bonds, 4.13% - 9.63% due 03/15/18 - 11/01/24; valued at $265,001) (Demand 01/07/15)	0.33	(a)	03/16/15	250,000
250	RBC Capital Markets LLC, (dated 10/09/14; proceeds $250,289; fully collateralized by various Corporate Bonds, 4.13% - 9.63% due 03/15/16 - 11/01/24; valued at $265,000) (Demand 01/07/15)	0.35	(a)	02/05/15	250,000
250	Wells Fargo Securities LLC, (dated 10/27/14; proceeds $250,398; fully collateralized by various Common Stocks, Convertible Bonds, Zero Coupon - 4.00% due 06/01/15 - 01/15/34, a Convertible Preferred Stock and various Preferred Stocks; valued at $270,883)	0.63		01/26/15	250,000
	Total Repurchase Agreements (Cost $17,680,000)				17,680,000
	Certificates of Deposit (20.1%)
	Domestic Bank (0.7%)
300	Citibank NA	0.20		01/09/15	300,000
	International Banks (19.4%)
500	Banco Del Estado De Chile	0.19		01/08/15 - 01/20/15	500,000
2,000	Canadian Imperial Bank of Commerce	0.22		04/02/15	2,000,000
1,000	Credit Industriel et Commercial	0.33		01/22/15 - 01/26/15	1,000,000
1,000	Credit Suisse	0.29		02/06/15	1,000,000
500	Mizuho Bank Ltd.	0.20		02/06/15	500,000
1,000	Oversea Chinese Banking Corporation.	0.21 - 0.23		03/11/15 - 04/06/15	1,000,001
750	Sumitomo Mitsui Banking Corp.	0.23		02/02/15	750,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$1,000	Sumitomo Mitsui Trust Bank Ltd.	0.26%		03/30/15 - 04/01/15	$1,000,000
750	Svenska Handelsbanken AB	0.22		04/15/15	750,011
					8,500,012
	Total Certificates of Deposit (Cost $8,800,012)				8,800,012
		COUPON RATE(a)	DEMAND DATE(b)
	Extendible Floating Rate Notes (13.7%)
	Domestic Banks (7.4%)
1,500	JP Morgan Chase Bank NA (Extendible Maturity Date 01/07/16)	0.36%	03/09/15	03/07/19	1,500,000
1,750	Wells Fargo Bank NA (Extendible Maturity Date 01/15/16 - 01/20/16)	0.33 - 0.34	01/20/15 - 03/16/15	03/20/19 - 07/15/19	1,750,000
					3,250,000
	International Banks (6.3%)
750	Bank of Nova Scotia (Extendible Maturity Date 01/29/16)	0.33	01/30/15	01/31/19	750,000
1,000	Royal Bank of Canada (Extendible Maturity Date 12/31/15)	0.33	01/02/15	04/01/19	999,965
1,000	Svenska Handelsbanken AB (c) (Extendible Maturity Date 06/15/15)	0.31	01/15/15	05/13/16	1,000,000
					2,749,965
	Total Extendible Floating Rate Notes (Cost $5,999,965)				5,999,965

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Commercial Paper (9.0%)
	Automobiles (1.6%)
$700	Toyota Motor Credit Corp.	0.25%		06/04/15 - 06/19/15	$699,209
	Diversified Manufacturing (2.3%)
1,000	Siemens Capital Co. LLC	0.10		01/07/15	999,983
	International Banks (5.1%)
150	Banque Et Caisse	0.23		01/06/15	149,995
1,000	DBS Bank Ltd. (c)	0.21		02/02/15 - 02/04/15	999,809
500	Erste Abwicklungsanstalt	0.18		01/30/15 - 02/09/15	499,915
250	Macquarie Bank Ltd. (c)	0.25		01/26/15	249,958
350	United Overseas Bank Ltd. (c)	0.31		03/24/15	349,761
					2,249,438
	Total Commercial Paper (Cost $3,948,630)				3,948,630
		COUPON RATE(a)	DEMAND DATE(b)
	Floating Rate Notes (8.5%)
	Domestic Bank (2.3%)
1,000	U.S. Bank NA	0.19%	01/23/15 - 01/24/15	03/23/15 - 04/23/15	1,000,000
	International Banks (6.2%)
700	Bank of Nova Scotia	0.24	02/17/15	02/17/15	700,000
750	Rabobank Nederland NY	0.28 - 0.31	01/06/15 - 03/24/15	03/24/15 - 07/06/15	750,000
750	Toronto Dominion Bank	0.23	01/06/15 - 01/22/15	06/08/15 - 07/22/15	750,000
500	Westpac Banking Corp.	0.24	02/06/15	05/06/15	499,988
					2,699,988
	Total Floating Rate Notes (Cost $3,699,988)				3,699,988

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	U.S. Agency Securities (6.9%)
$2,000	Federal Home Loan Bank	0.09%	02/13/15	$1,999,780
1,000	Federal Home Loan Bank	0.15	02/20/15	999,793
	Total U.S. Agency Securities (Cost $2,999,573)			2,999,573
	Corporate Bond (0.6%)
	International Bank
250	HSBC Bank PLC (c) (Cost $253,824)	3.50	06/28/15	253,824
	Total Investments (Cost $43,381,992)		99.3%	43,381,992
	Other Assets in Excess of Liabilities		0.7	293,619
	Net Assets		100.0%	$43,675,611

  (a)  Rate shown is the rate in effect at December 31, 2014.

  (b)  Date of next interest rate reset.

  (c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

MATURITY SCHEDULE† (Unaudited)

1 - 30 Days	59.7%
31 - 60 Days	20.1
61 - 90 Days	9.4
91 - 120 Days	8.6
121 + Days	2.2
100.0%

†  As a percentage of total investments.

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2014

NUMBER OF SHARES		VALUE
	Common Stocks (94.0%)
	Aerospace & Defense (2.6%)
2,717	TransDigm Group, Inc.	$533,483
	Automobiles (3.4%)
3,214	Tesla Motors, Inc. (a)	714,826
	Beverages (1.0%)
1,936	Monster Beverage Corp. (a)	209,766
	Biotechnology (1.9%)
1,145	Alnylam Pharmaceuticals, Inc. (a)	111,065
136	Intercept Pharmaceuticals, Inc. (a)(b)	21,216
9,836	Ironwood Pharmaceuticals, Inc. (a)	150,688
517	Pharmacyclics, Inc. (a)	63,208
1,444	Seattle Genetics, Inc. (a)	46,396
		392,573
	Commercial Services & Supplies (1.0%)
1,625	Stericycle, Inc. (a)	213,005
	Communications Equipment (1.0%)
1,721	Palo Alto Networks, Inc. (a)	210,943
	Diversified Financial Services (5.1%)
6,190	McGraw Hill Financial, Inc.	550,786
10,721	MSCI, Inc.	508,604
		1,059,390
	Electrical Equipment (0.5%)
2,049	SolarCity Corp. (a)(b)	109,580
	Food Products (6.4%)
4,294	Keurig Green Mountain, Inc.	568,504
7,465	Mead Johnson Nutrition Co.	750,531
		1,319,035
	Health Care Equipment & Supplies (4.8%)
1,892	Intuitive Surgical, Inc. (a)	1,000,754
	Health Care Technology (3.5%)
4,931	athenahealth, Inc. (a)	718,447
NUMBER OF SHARES		VALUE
	Hotels, Restaurants & Leisure (5.0%)
149	Chipotle Mexican Grill, Inc. (a)	$101,992
10,586	Dunkin' Brands Group, Inc.	451,493
2,711	Panera Bread Co., Class A (a)	473,883
		1,027,368
	Information Technology Services (4.9%)
3,425	FleetCor Technologies, Inc. (a)	509,332
6,041	Gartner, Inc. (a)	508,712
		1,018,044
	Internet & Catalog Retail (3.9%)
3,606	Ctrip.com International Ltd. ADR (China) (a)	164,073
16,799	Groupon, Inc. (a)	138,760
2,775	TripAdvisor, Inc. (a)	207,182
4,286	Zalando SE (Germany) (a)(c)	131,691
7,161	zulily, Inc., Class A (a)(b)	167,567
		809,273
	Internet Software & Services (16.1%)
5,006	Autohome, Inc. ADR (China) (a)	182,018
15,229	Dropbox, Inc. (a)(d)(e)(f) (acquisition cost - $137,809; acquired 05/01/12)	290,892
3,203	LendingClub Corp. (a)(b)	81,036
4,420	LinkedIn Corp., Class A (a)	1,015,318
1,166	MercadoLibre, Inc. (Brazil)	148,863
10,615	Pandora Media, Inc. (a)	189,266
18,624	Twitter, Inc. (a)	668,043
1,914	Yelp, Inc. (a)	104,753
9,811	Youku Tudou, Inc. ADR (China) (a)	174,734
4,639	Zillow, Inc., Class A (a)(b)	491,224
		3,346,147

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2014 continued

NUMBER OF SHARES		VALUE
	Life Sciences Tools & Services (5.4%)
6,051	Illumina, Inc. (a)	$1,116,893
	Machinery (1.7%)
6,810	Colfax Corp. (a)	351,192
	Media (1.5%)
153	Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost - $163,577; acquired 03/08/12)	320,065
	Pharmaceuticals (3.8%)
7,761	Endo International PLC (a)	559,723
5,325	Zoetis, Inc.	229,135
		788,858
	Professional Services (4.5%)
3,783	IHS, Inc., Class A (a)	430,808
8,008	Verisk Analytics, Inc., Class A (a)	512,912
		943,720
	Software (10.9%)
11,097	FireEye, Inc. (a)	350,443
1,888	NetSuite, Inc. (a)	206,113
4,163	ServiceNow, Inc. (a)	282,460
10,438	Splunk, Inc. (a)	615,320
1,531	Tableau Software, Inc., Class A (a)	129,768
7,377	Workday, Inc., Class A (a)	602,037
26,152	Zynga, Inc., Class A (a)	69,564
		2,255,705
	Tech Hardware, Storage & Peripherals (0.9%)
3,050	3D Systems Corp. (a)(b)	100,253
1,005	Stratasys Ltd. (a)(b)	83,526
		183,779
	Textiles, Apparel & Luxury Goods (4.2%)
4,683	Lululemon Athletica, Inc. (Canada) (a)	261,265
6,853	Michael Kors Holdings Ltd. (a)	514,660
NUMBER OF SHARES		VALUE
1,542	Under Armour, Inc., Class A (a)	$104,702
		880,627
	Total Common Stocks (Cost $15,757,749)	19,523,473
	Convertible Preferred Stocks (0.2%)
	Internet & Catalog Retail (0.0%)
2,438	Peixe Urbano, Inc. (Brazil) (a)(d)(e)(f) (acquisition cost - $80,261; acquired 12/02/11)	1,048
	Internet Software & Services (0.2%)
1,479	Dropbox, Inc., Series A (a)(d)(e)(f) (acquisition cost - $13,384; acquired 05/25/12)	28,251
	Total Convertible Preferred Stocks (Cost $93,645)	29,299
	Preferred Stocks (2.0%)
	Internet & Catalog Retail (1.1%)
1,969	Flipkart Online Services Pvt Ltd., Series D (India) (a)(d)(e)(f) (acquisition cost - $45,183; acquired 10/04/13)	235,808
	Software (0.9%)
14,953	Palantir Technologies, Inc., Series G (a)(d)(e)(f) (acquisition cost - $45,756; acquired 07/19/12)	119,923
3,398	Palantir Technologies, Inc., Series H (a)(d)(e)(f) (acquisition cost - $11,927; acquired 10/25/13)	27,252

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2014 continued

NUMBER OF SHARES		VALUE
3,398	Palantir Technologies, Inc., Series H1 (a)(d)(e)(f) (acquisition cost - $11,927; acquired 10/25/13)	$27,252
		174,427
	Total Preferred Stocks (Cost $114,793)	410,235
NUMBER OF SHARES (000)
	Short-Term Investments (8.3%) Securities held as Collateral on Loaned Securities (4.3%)
	Investment Company (3.9%)
808	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 7)	808,340
PRINCIPAL AMOUNT (000)
	Repurchase Agreement (0.4%)
$77	Merrill Lynch & Co., Inc. (0.03%, dated 12/31/14, due 01/02/15; proceeds $77,108; fully collateralized by various U.S. Government obligations; 2.13% - 4.25% due 01/31/21 - 11/15/40; valued at $78,651)	77,108
	Total Securities held as Collateral on Loaned Securities (Cost $885,448)	885,448
NUMBER OF SHARES (000)		VALUE
	Investment Company (4.0%)
841	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $840,776)	$840,776
	Total Short-Term Investments (Cost $1,726,224)	1,726,224
Total Investments (Cost $17,692,411) (g)	104.5%	21,689,231
Liabilities in Excess of Other Assets	(4.5)	(926,297)
Net Assets	100.0%	$20,762,934

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at December 31, 2014.

  (c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Illiquid security.

  (e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to $1,050,491 and represents 5.1% of net assets.

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2014 continued

  (f)  At December 31, 2014, the Portfolio held fair valued securities valued at $1,050,491, representing 5.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (g)  The fair value and percentage of net assets, $131,691 and 0.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$3,374,398	16.2%
Software	2,430,132	11.7
Food Products	1,319,035	6.4
Life Sciences Tools & Services	1,116,893	5.4
Diversified Financial Services	1,059,390	5.1
Internet & Catalog Retail	1,046,129	5.0
Hotels, Restaurants & Leisure	1,027,368	4.9
Information Technology Services	1,018,044	4.9
Health Care Equipment & Supplies	1,000,754	4.8
Professional Services	943,720	4.5
Textiles, Apparel & Luxury Goods	880,627	4.2
Investment Company	840,776	4.1
Pharmaceuticals	788,858	3.8
Health Care Technology	718,447	3.5
Automobiles	714,826	3.4
Aerospace & Defense	533,483	2.6
Biotechnology	392,573	1.9
Machinery	351,192	1.7
INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Media	$320,065		1.5%
Commercial Services & Supplies	213,005		1.0
Communications Equipment	210,943		1.0
Beverages	209,766		1.0
Tech Hardware, Storage & Peripherals	183,779		0.9
Electrical Equipment	109,580		0.5
	$20,803,783	++	100.0%

++  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2014

	Money Market	Mid Cap Growth
Assets:
Investments in securities, at value*	$43,381,992 (1)	$20,040,115	(2)
Investment in affiliates, at value**	—	1,649,116
Total investments in securities, at value	43,381,992	21,689,231
Cash	13,067	85,602
Receivable for:
Shares of beneficial interest sold	293,761	—
Interest	8,647	—
Dividends	—	2,993
Dividends from affiliates	—	100
Due from Adviser	20,086	—
Prepaid expenses and other assets	4,551	2,987
Total Assets	43,722,104	21,780,913
Liabilities:
Collateral on securities loaned, at value	—	966,943
Payable for:
Advisory fee	—	7,819
Shares of beneficial interest redeemed	2,738	1,396
Transfer agent fee	1,303	1,301
Administration fee	—	1,509
Distribution fee (Class Y)	—	1,174
Accrued expenses and other payables	42,452	37,837
Total Liabilities	46,493	1,017,979
Net Assets	$43,675,611	$20,762,934
Composition of Net Assets:
Paid-in-capital	$43,678,418	$13,076,020
Net unrealized appreciation (depreciation)	—	3,996,820
Accumulated net investment loss	(1,796)	(766)
Accumulated net realized gain (loss)	(1,011)	3,690,860
Net Assets	$43,675,611	$20,762,934
* Cost	$43,381,992	$16,043,295
** Affiliated Cost	$—	$1,649,116
Class X Shares:
Net Assets	$17,008,760	$15,612,007
Shares Outstanding (unlimited shares authorized, $0.01 par value)	17,009,641	379,879
Net Asset Value Per Share	$1.00	$41.10
Class Y Shares:
Net Assets	$26,666,851	$5,150,927
Shares Outstanding (unlimited shares authorized, $0.01 par value)	26,667,604	129,099
Net Asset Value Per Share	$1.00	$39.90

(1)  Including repurchase agreements of $17,680,000.

(2)  Including securities loaned at value of $978,514.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2014

	Money Market	Mid Cap Growth
Net Investment Income:
Income
Dividends†	$—	$181,336
Interest	95,733	—
Income from securities loaned - net	—	26,933
Dividends from affiliates (Note 7)	—	467
Total Income	95,733	208,736
†Net of foreign withholding taxes	—	4,362
Expenses
Advisory fee (Note 4)	216,775	97,376
Professional fees	91,808	90,321
Distribution fee (Class Y shares) (Note 5)	74,240	14,551
Custodian fees	31,529	25,170
Shareholder reports and notices	31,529	19,642
Administration fee (Note 4)	24,086	18,548
Transfer agent fees and expenses (Note 6)	2,522	3,486
Trustees' fees and expenses	2,957	1,580
Other	4,461	22,445
Total Expenses	479,907	293,119
Less: amounts waived (Note 5)	(387,204)	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	—	(980)
Net Expenses	92,703	292,139
Net Investment Income (Loss)	3,030	(83,403)
Realized and Unrealized Gain (Loss):
Realized Gain on:
Investments	157	3,780,454
Foreign currency translation	—	(622)
Net Realized Gain	157	3,779,832
Change in Unrealized Appreciation (Depreciation) on:
Investments	—	(3,550,688)
Foreign currency translation	—	(4)
Net Change in Unrealized Appreciation (Depreciation)	—	(3,550,692)
Net Gain	157	229,140
Net Increase	$3,187	$145,737

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Mid Cap Growth
	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,030	$6,153	$(83,403)	$(95,734)
Net realized gain	157	128	3,779,832	2,363,547
Net change in unrealized appreciation (depreciation)	—	—	(3,550,692)	5,632,414
Net Increase	3,187	6,281	145,737	7,900,227
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,141)	(2,224)	—	(61,680)
Class Y shares	(3,442)	(3,929)	—	(4,099)
Net realized gain
Class X shares	—	—	(1,703,890)	(48,492)
Class Y shares	—	—	(571,827)	(17,822)
Total Dividends and Distributions	(5,583)	(6,153)	(2,275,717)	(132,093)
Net decrease from transactions in shares of beneficial interest	(11,639,912)	(15,544,519)	(3,531,240)	(4,785,176)
Net Decrease	(11,642,308)	(15,544,391)	(5,661,220)	2,982,958
Net Assets:
Beginning of period	55,317,919	70,862,310	26,424,154	23,441,196
End of Period	$43,675,611	$55,317,919	$20,762,934	$26,424,154
Accumulated Undistributed Net Investment Income (Loss)	$(1,796)	$2,011	$(766)	$(8,496)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Mid Cap Growth
	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013
Class X Shares
Shares
Sold	6,484,695	9,569,855	7,210	3,841
Reinvestment of dividends and distributions	2,141	2,224	41,906	2,946
Redeemed	(10,564,382)	(11,729,718)	(101,288)	(91,888)
Net Decrease - Class X	(4,077,546)	(2,157,639)	(52,172)	(85,101)
Amount
Sold	$6,484,695	$9,569,855	$318,183	$148,481
Reinvestment of dividends and distributions	2,141	2,224	1,703,890	110,172
Redeemed	(10,564,382)	(11,729,718)	(4,289,499)	(3,531,251)
Net Decrease - Class X	$(4,077,546)	$(2,157,639)	$(2,267,426)	$(3,272,598)
Class Y Shares
Sold	11,744,583	22,465,962	8,029	7,693
Reinvestment of dividends and distributions	3,442	3,929	14,469	600
Redeemed	(19,310,391)	(35,856,771)	(52,046)	(49,784)
Net Decrease - Class Y	(7,562,366)	(13,386,880)	(29,548)	(41,491)
Amount
Sold	$11,744,583	$22,465,962	$354,926	$292,029
Reinvestment of dividends and distributions	3,442	3,929	571,827	21,921
Redeemed	(19,310,391)	(35,856,771)	(2,190,567)	(1,826,528)
Net Decrease - Class Y	$(7,562,366)	$(13,386,880)	$(1,263,814)	$(1,512,578)

Effective at the close of business on May 30, 2014, the Fund suspended offering Class X and Class Y shares of the Mid Cap Growth Portfolio to new investors. The Fund will continue to offer each class to existing shareholders and may recommence offering to new investors in the future. Any such offerings of the Portfolio's Class X and Class Y shares may be limited in amount and may commence and terminate without any prior notice.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2014

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund applies investment company accounting and reporting guidance.

The Fund consists of two separate portfolios, the Money Market Portfolio and the Mid Cap Growth Portfolio ("Portfolios"). The Fund was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994. Each Portfolio is classified as diversified.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.
Mid Cap Growth	Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. The remaining Portfolio: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) when market quotations are

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Trustees have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Repurchase agreements are subject to Master Repurchase Agreements, which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

E. Foreign Currency Translation and Foreign Investments — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Restricted Securities — Certain Portfolios invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

G. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations.

A Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
Mid Cap Growth	$978,514	(a)	—	$(978,514	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of $966,943, of which $885,448 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of $81,495, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of $14,083 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

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H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually (except for Money Market which declares and pays daily). Net realized capital gains, if any, are distributed at least annually.

I. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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Notes to Financial Statements ■ December 31, 2014 continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$17,680,000	$—	$17,680,000
Certificates of Deposit	—	8,800,012	—	8,800,012
Extendible Floating Rate Notes	—	5,999,965	—	5,999,965
Commercial Paper	—	3,948,630	—	3,948,630
Floating Rate Notes	—	3,699,988	—	3,699,988
U.S. Agency Securities	—	2,999,573	—	2,999,573
Corporate Bond	—	253,824	—	253,824
Total Assets	$—	$43,381,992	$—	$43,381,992
Mid Cap Growth
Assets:
Common Stocks
Aerospace & Defense	$533,483	$—	$—	$533,483
Automobiles	714,826	—	—	714,826
Beverages	209,766	—	—	209,766
Biotechnology	392,573	—	—	392,573
Commercial Services & Supplies	213,005	—	—	213,005
Communications Equipment	210,943	—	—	210,943
Diversified Financial Services	1,059,390	—	—	1,059,390
Electrical Equipment	109,580	—	—	109,580
Food Products	1,319,035	—	—	1,319,035

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Notes to Financial Statements ■ December 31, 2014 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Health Care Equipment & Supplies	$1,000,754	$—	$—	$1,000,754
Health Care Technology	718,447	—	—	718,447
Hotels, Restaurants & Leisure	1,027,368	—	—	1,027,368
Information Technology Services	1,018,044	—	—	1,018,044
Internet & Catalog Retail	677,582	131,691	—	809,273
Internet Software & Services	3,055,255	—	290,892	3,346,147
Life Sciences Tools & Services	1,116,893	—	—	1,116,893
Machinery	351,192	—	—	351,192
Media	—	—	320,065	320,065
Pharmaceuticals	788,858	—	—	788,858
Professional Services	943,720	—	—	943,720
Software	2,255,705	—	—	2,255,705
Tech Hardware, Storage & Peripherals	183,779	—	—	183,779
Textiles, Apparel & Luxury Goods	880,627	—	—	880,627
Total Common Stocks	18,780,825	131,691	610,957	19,523,473
Convertible Preferred Stocks	—	—	29,299	29,299
Preferred Stocks	—	—	410,235	410,235
Short-Term Investments
Investment Company	1,649,116	—	—	1,649,116
Repurchase Agreement	—	77,108	—	77,108
Total Short-Term Investments	1,649,116	77,108	—	1,726,224
Total Assets	$20,429,941	$208,799	$1,050,491	$21,689,231

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Fund did not have any investments transfer between investment levels.

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Notes to Financial Statements ■ December 31, 2014 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Mid Cap Growth
	Common Stocks	Convertible Preferred Stocks	Preferred Stocks
Beginning Balance	$410,693	$23,271	$122,984
Purchases	—	—	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Actions	—	—	—
Change in unrealized appreciation/depreciation	200,264	6,028	287,251
Realized gains (losses)	—	—	—
Ending Balance	$610,957	$29,299	$410,235
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2014	$200,264	$6,028	$287,251

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Mid Cap Growth

	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Convertible Preferred Stock	$1,048	Market Transaction Method	Escrow Cash Receivable from Liquidation	$0.43	$0.43	$0.43	Increase
Preferred Stock	$235,808	Market Transaction Method	Precedent Transaction of Preferred Stock	$119.76	$119.76	$119.76	Increase

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	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Common Stock	$290,892	Market Transaction Method	Tender Offer Valuation	$19.10		$19.10		$19.10		Increase
Convertible Preferred Stock	$28,251
Media
Common Stock	$320,065	Market Transaction Method	Precedent Transaction	$2,119.29		$2,119.29		$2,119.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%		16.0%		15.0%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.4	x	8.3	x	5.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Software
Preferred Stocks	$174,427	Market Transaction Method	Precedent Transaction of Preferred Stock	$8.89		$8.89		$8.89		Increase
		Market Transaction Method	Precedent Transaction of Preferred Stock	$6.13		$6.13		$6.13		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	10.2	x	13.1	x	11.2	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

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Notes to Financial Statements ■ December 31, 2014 continued

3. Derivatives

The Mid Cap Growth Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolios had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that a Portfolio used during the period and their associated risks:

Options In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options

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Notes to Financial Statements ■ December 31, 2014 continued

tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statements of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns. As of December 31, 2014, Mid Cap Growth Portfolio did not have open option contracts.

FASB ASC 815, Derivatives and Hedging ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth by primary risk exposure of Mid Cap Growth Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	CALL OPTIONS PURCHASED(d)
Foreign Currency Risk	$(24,732)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	CALL OPTIONS PURCHASED(d)
Foreign Currency Risk	$11,473

(d)  Amounts are included in Investments in the Statements of Operations.

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Notes to Financial Statements ■ December 31, 2014 continued

For the year ended December 31, 2014, Mid Cap Growth Portfolio's average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	7,204,358

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the year ended December 31, 2014, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets in excess of $500 million. For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

Morgan Stanley Services Company Inc. was the Fund's Administrator. Effective January 1, 2014, the Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and payable monthly, of 0.08% and 0.05% to the Mid Cap Growth Portfolio and Money Market Portfolio, respectively.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

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Notes to Financial Statements ■ December 31, 2014 continued

The Distributor and Adviser/Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2014, the Distributor waived $74,240, the Adviser waived $216,775 and the Administrator waived $24,086. For the year ended December 31, 2014, the Adviser waived additional fees and/or reimbursed expenses to the extent the Portfolio's total expenses exceeded total income on a daily basis in the amount of $72,103. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

7. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2014, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Mid Cap Growth	—	—	$9,670,835	$14,683,690

The Mid Cap Growth Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Mid Cap Growth Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

VALUE DECEMBER 31, 2013	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2014
$2,987,796	$9,385,227	$10,723,907	$467	$1,649,116

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Notes to Financial Statements ■ December 31, 2014 continued

In addition, the table also identifies the income distributions earned, if any, by Mid Cap Growth Portfolio's investment in the Liquidity Funds.

Income distributions are included in "Dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Mid Cap Growth	$980

For the year ended December 31, 2014, the Mid Cap Growth Portfolio incurred brokerage commissions of $29 with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

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Notes to Financial Statements ■ December 31, 2014 continued

9. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

	2014 DISTRIBUTIONS PAID FROM:		2013 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$5,583	$—	$6,153	$—
Mid Cap Growth	372,358	1,903,359	64,745	67,348

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

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Notes to Financial Statements ■ December 31, 2014 continued

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating losses, partnership basis adjustments and return of capital distributions from real estate investment trusts, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2014:

PORTFOLIO	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(1,254)	$81	$1,173
Mid Cap Growth	91,133	(34,705)	(56,428)

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$712	$—
Mid Cap Growth	—	3,768,536

At December 31, 2014, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$43,381,992	$—	$—	$—
Mid Cap Growth	17,770,087	5,262,053	(1,342,909)	3,919,144

At December 31, 2014, the following Portfolio had available for Federal income tax purposes unused short term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES NO EXPIRATION
Money Market	$1,011

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

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Notes to Financial Statements ■ December 31, 2014 continued

During the year ended December 31, 2014, the following Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$238

10. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Money Market Portfolio's operations, financial statements and accompanying notes.

11. Portfolio Reorganization

On March 17, 2014, shareholders of the Global Infrastructure Portfolio approved an Agreement and Plan of Reorganization by and between Morgan Stanley Select Dimensions Investment Series, on behalf of the Global Infrastructure Portfolio, and The Universal Institutional Funds, Inc., on behalf of its newly created series Global Infrastructure Portfolio ("UIF Global Infrastructure"), pursuant to which substantially all of the assets and liabilities of the Global Infrastructure Portfolio would be transferred to UIF Global Infrastructure in exchange for shares of UIF Global Infrastructure and pursuant to which the Global Infrastructure Portfolio would be liquidated and terminated (the "Reorganization"). Each shareholder of the Global Infrastructure Portfolio would receive the class of shares of UIF Global Infrastructure that corresponds to the class of shares of the Global Infrastructure Portfolio currently held by that shareholder. The Reorganization was consummated on April 28, 2014.

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Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET
CLASS X SHARES
2010^	$1.00	$0.000	(c)	—		$0.000	(c)	$(0.000	)(c)	—	$(0.000	)(c)
2011	1.00	0.000	(c)	$(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
CLASS Y SHARES
2010^	1.00	0.000	(c)	—		0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2011	1.00	0.000	(c)	(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
MONEY MARKET
CLASS X SHARES
2010^	$1.00	0.01%	$32,429	0.30	%(d)	0.01	%(d)	—	N/A
2011	1.00	0.01	27,555	0.23	(d)	0.01	(d)	—	N/A
2012	1.00	0.01	23,245	0.28	(d)	0.01	(d)	—	N/A
2013	1.00	0.01	21,087	0.19	(d)	0.01	(d)	—	N/A
2014	1.00	0.01	17,009	0.19	(d)	0.01	(d)	—	N/A
CLASS Y SHARES
2010^	1.00	0.01	67,856	0.30	(d)	0.01	(d)	—	N/A
2011	1.00	0.01	56,081	0.23	(d)	0.01	(d)	—	N/A
2012	1.00	0.01	47,618	0.28	(d)	0.01	(d)	—	N/A
2013	1.00	0.01	34,231	0.19	(d)	0.01	(d)	—	N/A
2014	1.00	0.01	26,667	0.19	(d)	0.01	(d)	—	N/A

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH
CLASS X SHARES
2010^	$26.65	$0.10	$8.63	$8.73	$(0.04)	—	$(0.04)
2011	35.34	(0.07)	(2.37)	(2.44)	(0.13)	—	(0.13)
2012	32.77	0.12	2.62	2.74	—	$(2.61)	(2.61)
2013	32.90	(0.12)	12.47	12.35	(0.13)	(0.10)	(0.23)
2014	45.02	(0.13)	0.55	0.42	—	(4.34)	(4.34)
CLASS Y SHARES
2010^	26.15	0.03	8.46	8.49	—	—	—
2011	34.64	(0.16)	(2.32)	(2.48)	(0.05)	—	(0.05)
2012	32.11	0.03	2.57	2.60	—	(2.61)	(2.61)
2013	32.10	(0.21)	12.17	11.96	(0.02)	(0.10)	(0.12)
2014	43.94	(0.23)	0.53	0.30	—	(4.34)	(4.34)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

(c)  Amount is less than $0.001.

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH
CLASS X SHARES
2010^	$35.34	32.79%	$24,319	0.79	%(f)	0.36	%(f)	0.00	%(e)	44%
2011	32.77	(6.97)	19,186	0.81	(f)	(0.19	)(f)	0.00	(e)	33
2012	32.90	8.51	17,016	1.02	(f)	0.35	(f)	0.00	(e)	31
2013	45.02	37.69	19,453	0.99	(f)	(0.33	)(f)	0.00	(e)	47
2014	41.10	1.04	15,612	1.20	(f)	(0.30	)(f)	0.00	(e)	43
CLASS Y SHARES
2010^	34.64	32.47	10,828	1.04	(f)	0.11	(f)	0.00	(e)	44
2011	32.11	(7.18)	7,812	1.06	(f)	(0.44	)(f)	0.00	(e)	33
2012	32.10	8.24	6,425	1.27	(f)	0.10	(f)	0.00	(e)	31
2013	43.94	37.36	6,971	1.24	(f)	(0.58	)(f)	0.00	(e)	47
2014	39.90	0.78	5,151	1.45	(f)	(0.55	)(f)	0.00	(e)	43

(d)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014
Class X	0.84%	(0.64)%
Class Y	1.09	(0.89)
December 31, 2013
Class X	0.71	(0.51)
Class Y	0.96	(0.76)
December 31, 2012
Class X	0.65	(0.36)
Class Y	0.90	(0.61)
December 31, 2011
Class X	0.61	(0.37)
Class Y	0.86	(0.62)
December 31, 2010
Class X	0.59	(0.29)
Class Y	0.84	(0.54)

(e)  Amount is less than 0.005%.

(f)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (comprising, the Money Market and Mid Cap Growth Portfolios) (collectively, the "Portfolios") as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios constituting the Morgan Stanley Select Dimensions Investment Series at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

Morgan Stanley Select Dimensions Investment Series

Results of Special Shareholder Meeting (unaudited)

On March 17, 2014, a Special Meeting of Shareholders of Global Infrastructure Portfolio was held in order to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization. The voting results were as follows:

Number of Shares
For	Against	Abstain
868,407	46,198	65,419

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee(since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice ■ December 31, 2014 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2014.

The following Portfolio designated and paid the following amount as a long-term capital gain distribution:

PORTFOLIO	AMOUNT
Mid Cap Growth	$1,903,359

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Trustees
Frank L. Bowman	Dr. Manuel H. Johnson
Michael Bozic	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Michael E. Nugent
Jakki L. Haussler	W. Allen Reed
James F. Higgins	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
John H. Gernon President and Principal Executive Officer
Stefanie V. Chang Yu Chief Compliance Officer
Joseph C. Benedetti Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40474

SELDIMANN
1110907 EXP 2.29.16

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$61,270		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$6,475	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$6,475		$8,940,997

Total		$67,745		$8,940,997

2013

	Registrant			Covered Entities(1)
Audit Fees		$98,186		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$10,070	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$10,070		$7,873,493

Total		$108,256		$7,873,493

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                                   Not applicable.

(g)                                  See table above.

(h)                                 The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.         Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015